Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Precision Optics Corporation, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2024 Annual Shareholders’ Meeting and Proxy Statement	Tuesday, May 20, 2025 at 10 a.m. EDT

Meeting Held at:

DoubleTree by Hilton Hotel Leominster

99 Erdman Way

Leominster, MA 01453

i

22 East Broadway

Gardner, MA 01440

(978) 630-1800

April 9, 2025

Dear Fellow Shareholder:

You are cordially invited to attend the 2024 Annual Meeting of Shareholders of Precision Optics Corporation, Inc. The meeting will be held at 10 a.m. local time on Tuesday, May 20, 2025, at the DoubleTree by Hilton Hotel Leominster located at 99 Erdman Way, Leominster, MA 01453.

The formal Notice of the 2024 Annual Meeting and Proxy Statement has been made a part of this invitation.

Through careful evaluation of this Proxy Statement, you can help us to achieve these goals and shape our future.

Whether or not you attend the Annual Meeting, it is important that your shares are represented and voted at the Annual Meeting. After reading the Proxy Statement, please promptly vote and submit your proxy by dating, signing and returning the enclosed proxy card in the enclosed postage-prepaid envelope. Your shares cannot be voted unless you submit your proxy or attend the Annual Meeting in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting:

As permitted by the “Notice and Access” rules of the U.S. Securities and Exchange Commission, we are making this, Proxy Statement, form of proxy, and Annual Report on Form 10-K for the year ended June 30, 2024 (the “Original 10-K”), as amended by Amendment No.1 on Form 10-K/A (the “Amendment No. 1”, and with the Original 10-K, the “Annual Report for the period ended June 30, 2024”, “2004 Annual Report on Form 10-K”, or “Annual Report on Form 10-K”) (available at www.proxyyvote.com, or by contacting our Investor Relations department through email at blum@lythampartners.com or by calling (602) 889-9670. On or about April 9, 2025, we will begin mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how stockholders may access and review all of the proxy materials and how to vote. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy prior to May 6, 2025. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

The Board of Directors and our Company management look forward to seeing you at the Annual Meeting.

Thank you.

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NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS

Tuesday, May 20, 2025

DoubleTree by Hilton Hotel Leominster

99 Erdman Way, Leominster, MA 01453

We are pleased to invite you to join our Board of Directors, senior leadership and other shareholders for our 2024 Annual Meeting of Precision Optics Corporation, Inc. shareholders. The meeting will be held at the DoubleTree by Hilton Hotel Leominster located at 99 Erdman Way, Leominster, MA 01453, at 10:00 a.m. local time on Tuesday, May 20, 2025. The purposes of the meeting are:

•	To elect the five Directors nominated by our Board of Directors
•	To consider and vote on whether to approve, on an advisory basis, the compensation paid to our Named Executive Officers for the year ended June 30, 2024
•	To ratify the appointment of Stowe & Degon, LLC as our independent registered public accounting firm for the year ending June 30, 2025
•	To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

The Board of Directors has set March 31, 2025 as the record date for the Annual Meeting. This means that only shareholders of record of Precision Optics as of the close of business on that date are entitled to receive notice of the meeting; and vote at the meeting and any adjournment or postponement of the meeting.

For ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the Secretary’s office, 22 East Broadway, Gardner, MA 01440.

This Proxy Statement, form of proxy and our Annual Report for the year ended June 30, 2024 are available online at www.proxyvote.com. You can also access these materials by contacting our Investor Relations Department by email at blum@lythampartners.com or by calling (602) 889-9670.

By Order of the Board of Directors,

/s/ Wayne M. Coll
Wayne M. Coll
Secretary and Chief Financial Officer

Your Vote is Important to us. Regardless of whether you plan to attend, we urge all shareholders to vote on the matters described in the accompanying Proxy Statement we hope that you will promptly vote and submit your proxy by dating, signing and returning the enclosed proxy card. This will not limit your rights to attend or vote at the Annual Meeting.

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PROXY SUMMARY

General Voting and Meeting Information

The Notice and Access cards detailing the availability of this Proxy Statement and proxy card are first mailed to shareholders on or about April 9, 2025, and all proxy documents will be made available via www.proxyvote.com. It is important that you carefully review the proxy materials and follow the instructions below to cast your vote on all voting matters.

Voting Methods

Even if you plan to attend the Annual Meeting in person, please vote as soon as possible by using one of the following advance voting methods. Make sure to have your notice card, proxy card or voting instruction form in hand and to follow the instructions.

You can vote in advance through one of three ways:

Via the Internet* – Visit the website listed on your notice card, proxy card or voting instruction form.

By Telephone* – Call the telephone number listed on your notice card, proxy card or voting instruction form.

By Mail – If you are a shareholder of record and have received a notice regarding the availability of proxy materials, you may request a written proxy card by following the instructions in the notice. Then sign, date, and return your proxy card/voting instruction form in the enclosed envelope.

*	If you are a beneficial owner you may vote via the Telephone or Internet, if your bank, broker, or other nominee makes those methods available, in which case they will include the instructions with the proxy materials. If you are a shareholder of record, Precision Optics will include instructions on how to vote via Internet or Telephone directly on your notice or proxy voting card.

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Voting at the Annual Meeting

Shareholders of record may vote at the Annual Meeting. Beneficial owners may vote in person if they have a legal proxy. Even if you plan to attend the Annual Meeting in person, we strongly recommend that you submit your proxy or voting instructions or vote by Telephone or the Internet prior to the meeting so that your vote will be counted, if you later decide not to attend the Annual Meeting.

Voting Matters and Board Recommendations

Shareholders are being asked to vote on the following matters at the 2024 Annual Meeting: Proposal	Recommended Vote

PROPOSAL 1 – Election of Directors	FOR

Election of five director nominees as follows: Peter H. Woodward, Andrew J. Miclot, Buell G. Duncan, Joseph P. Pellegrino, Jr., and Joseph N. Forkey. The Board believes that the nominees’ knowledge, skills, and abilities will positively contribute to the function of the Board as a whole. Accordingly, your proxy holder will vote your shares FOR the election of the Board’s nominee unless you instruct otherwise.

PROPOSAL 2 – Advisory Vote to Approve Executive Compensation	FOR

The Say-on-Pay Proposal, to approve, on an advisory basis, the compensation paid to our Named Executive Officers for the year ended June 30, 2024. Precision Optics has designed its compensation programs to reward and motivate employees to continue to grow the Company. The Board of Directors takes shareholder views seriously and will take into account the advisory vote in future executive compensation decisions. Your proxy holder will vote your shares FOR the approval of the executive compensation paid to our Named Executive Officers unless you instruct otherwise.

PROPOSAL 3 – Ratification of Independent Registered Public Accounting Firm	FOR

Stowe & Degon LLC has been appointed as the Company’s independent registered public accounting firm for the year ending June 30, 2025. The Board believes that retention of the firm is in the best interests of the Company and its shareholders. Accordingly, your proxy holder will vote your shares FOR the ratification of the appointment of Stowe & Degon LLC as our independent registered public accounting firm unless you instruct otherwise.

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Questions and Answers

1.        What is a proxy statement, what is a proxy and how does it work?

A proxy statement is a document that the U.S. Securities and Exchange Commission requires us to give you when we ask you to sign a proxy card designating someone other than you to vote the stock you own. The written document you sign indicating who may vote your shares of common stock is called a proxy card and the person you designate to vote your shares is called a proxy. The Board of Directors is asking to act as your proxy. By signing and returning to us the proxy card you are designating us as your proxy to cast your votes at the Annual Meeting. We will cast your votes as you indicate on the proxy card.

Our employees, officers and directors may solicit proxies. We will not pay these employees, officers and directors any additional compensation for these services. We will bear the cost of soliciting proxies and will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common stock.

2.        Who is entitled to vote at the Annual Meeting?

Only shareholders who were Precision Optics Corporation, Inc. shareholders of record at the close of business on March 31, 2025, or the Record Date, may vote at the Annual Meeting of Shareholders. As of the close of business on the Record Date, there were 7,666,247 shares of our common stock outstanding. Each shareholder is entitled to one vote for each share of our common stock held as of the Record Date.

3.        What is the difference between a shareholder of record and a beneficial owner?

If your shares are registered directly in your name with Precision Optics’ transfer agent, Computershare, Inc., you are considered, with respect to those shares, a shareholder of record. As a shareholder of record, we will send you a Notice Regarding the Availability of Proxy Material for the Annual Meeting.

If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of your shares of common stock. The Notice Regarding the Availability of Proxy Material for the Annual Meeting has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank, or nominee how to vote your shares by using the voting instruction form included in the proxy materials.

4.        What does it mean if I receive more than one proxy card?

If you hold your shares in multiple registrations, or in both registered and street name, you will receive a notice card, proxy card or voting instruction form for each account. Please vote each proxy card or voting instruction form you receive using one of the voting methods outlined elsewhere in this proxy statement.

5.        What proposals will be voted on at the 2024 Annual Meeting?

The following proposals will be voted on at the Annual Meeting:

•	To elect five directors nominated by the Board of Directors, to serve until the 2025 Annual Meeting or until the earlier of their resignation or a successor is duly elected and qualified:

•	To approve on an advisory basis, of the compensation paid to our Named Executive Officers, or the Say-on-Pay Proposal; and

•	Ratify the appointment of Stowe & Degon LLC as our independent public accounting firm for the year ending June 30, 2025.

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6.        What are the Board’s recommendations?

Our Board recommends that you vote:

•	“FOR” Proposal No. 1 to elect each of the five named director nominees to serve until the 2025 Annual Meeting or until the earlier of their resignation or a successor is duly elected and qualified;

•	“FOR” Proposal No. 2, the Say-on-Pay Proposal, to approve on an advisory basis, the compensation paid to our Named Executive Officers for the year ended June 30, 2024;

•	“FOR” Proposal No. 3 to ratify the appointment of Stowe & Degon LLC as our independent registered public accounting firm for the year ending June 30, 2025.

7.        Will there be any other items of business on the agenda?

We do not expect any other items of business because the deadline for shareholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the Annual Meeting. Those persons intend to vote that proxy in accordance with their best judgment.

8.        How will my shares be voted?

To designate how you would like to vote, fill out the proxy card or voting instruction form indicating how you would like your votes cast. If you do not specify how to vote, we will vote your shares as follows:

•	“FOR” Proposal No. 1 to elect each of the five director nominees;

•	“FOR” Proposal No. 2, the Say-on-Pay Proposal, to approve on an advisory basis, the compensation paid to our Named Executive Officers for the year ended June 30, 2024;

•	“FOR” Proposal No. 3 to ratify the appointment of Stowe & Degon LLC as our independent registered public accounting firm for the year ending June 30, 2025.

9.         Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail, you must file with our Secretary at Precision Optics Corporation, Inc., 22 East Broadway, Gardner, MA 01440, a written notice of revocation or deliver a valid, later-dated proxy. If you submitted your proxy by telephone or the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting.

10.        What is a broker non-vote and what is the impact of not voting?

A broker “non-vote” occurs when a nominee holding shares of common stock for a beneficial owner, such as a bank or broker, does not vote on one or more proposals because the nominee does not have discretionary voting power on that matter, which is also referred to as holding shares in street name. Your bank or broker does not have discretion to vote uninstructed shares on the proposals in this Proxy Statement, except for Proposal No. 3 to ratify the appointment of our independent registered public accounting firm. As a result, if you hold your shares in street name it is critical that you provide instructions to your bank or broker, if you want your vote to count in the election of directors and the advisory vote related to executive compensation.

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11.        What constitutes a quorum?

A quorum is the minimum number of shareholders necessary to conduct the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of common stock outstanding on the Record Date will constitute a quorum. As of the close of business on the Record Date, there were 7,666,247 shares of our common stock outstanding. Votes withheld from any nominee, abstentions and broker “non-votes” are counted as present or represented for the purpose of determining the presence of a quorum.

12.        Is cumulative voting permitted for the election of directors?

No. Shareholders may not cumulate votes in the election of directors, which means that each shareholder may vote only the number of shares he or she owns for a single director candidate.

13.        What is the vote required for a proposal to pass?

Proposal No. 1—Election of Directors: Shareholders may cast a vote “FOR” or “WITHHOLD” with regard to the election of each director nominee. A plurality of the votes properly cast is required for the election of each director nominee. Thus, assuming a quorum is present at the Annual Meeting, the five nominees who receive the most affirmative votes will be elected as the Company’s directors. Broker “non-votes” will have no effect on the voting outcome with respect to the election of directors.

Proposal No. 2—Say-on-Pay: Shareholders may cast a vote “FOR,” “AGAINST” or “ABSTAIN” on the Say-on-Pay proposal. Because this proposal asks for a non-binding, advisory vote, there is no required vote that would constitute approval. We value the opinions expressed by our shareholders in this advisory vote, and will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our Named Executive Officers. Abstentions and broker “non-votes,” if any, will not have any impact on this advisory vote.

Proposal No. 3—Ratification of the Selection of our Independent Registered Public Accounting Firm: Shareholders may vote “FOR,” “AGAINST” or “ABSTAIN” from ratifying our selection of Stowe & Degon LLC as our independent registered public accounting firm for the year ending June 30, 2025. A majority of the votes properly cast upon this proposal is required to ratify our independent registered public accounting firm. Abstentions and broker “non-votes” will have no effect on the voting outcome with respect to the ratification of the selection of our independent registered public accounting firm. Because Proposal No. 3 is a routine proposal on which a broker or other nominee is generally empowered to vote, broker “non-votes” likely will not result from this proposal. Thus, if you are a beneficial owner holding shares through a broker, bank or other holder of record and you do not vote on this proposal, your broker may cast a vote on your behalf for this proposal.

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GOVERNANCE

Proposal No. 1 – Election of Directors

Election of five directors. The Board believes that the nominee’s knowledge, skills, and abilities would positively contribute to the function of the Board as a whole. Accordingly, your proxy holder will vote your shares “FOR” the election of the Board’s nominee named below unless you instruct otherwise.

Directors and Nominees

Previously, our Directors were divided into three classes with staggered three-year terms, an arrangement consistent with a provision of the Massachusetts Business Corporations Act which applies to public corporations. In May 2022, and as permitted by that Massachusetts Business Corporation Act, the Board voted to opt out of the classified board arrangement. Accordingly, our Board now consists of five directors who are all elected to one-year terms, serving until the next Annual Meeting of Shareholders or until their earlier resignation or replacement:

Name	Position with our Company	Director Since
Peter H. Woodward	Chairman of the Board and Director	2014
Andrew J. Miclot	Director	2016
Buell G. Duncan	Director	2025
Joseph P. Pellegrino, Jr.	Director	2025
Joseph N. Forkey	Chief Executive Officer, President, Treasurer and Director	2006

What am I voting on?

Shareholders are being asked to elect five nominees for election as directors. Further information about the five Company directors appears below.

Required Vote

With regard to the election of directors, votes may be cast “FOR” or “WITHHOLD.” A plurality of the votes properly cast is required for the election of each director nominee. Thus, assuming a quorum is present at the 2024 Annual Meeting, the five nominees who receive the most affirmative votes will be elected as directors. Broker “non-votes” will have no effect on the voting outcome with respect to the election of directors.

The Board of Directors recommends a vote FOR the election of Peter H. Woodward, Andrew J. Miclot, Buell G. Duncan, Joseph P. Pellegrino, Jr., and Joseph N. Forkey.

Director Biographies and Qualifications

The biographies of our directors and certain information regarding each director’s experience, attributes, skills and/or qualifications that led to the conclusion that the director should be serving as a Director of Precision Optics Corporation, Inc., are stated below.

Peter H. Woodward, age 51 – Chairman of the Board

Mr. Woodward was appointed to our Board effective July 9, 2014 and as chairman of the Board in connection with the sale and purchase agreement we entered into in July 2014. Mr. Woodward is the founder of MHW Capital Management, LLC, or MHW, a position he has held since September 2005. MHW specializes in large equity investments in public companies implementing operating strategies to significantly improve their profitability. From 1996 to 2005, Mr. Woodward was the Managing Director for Regan Fund Management, LLC. He served as the President and Chief Executive Officer and Director of Cartesian, Inc. from June 2015 to July 2018, and currently serves as Chairman of the Board and Chairman of the Audit Committee for TSS, Inc., and as the CEO of Innovative Power, LLC. Mr. Woodward holds a BA in economics from Colgate University and a Masters of International Affairs with a concentration in international economics and finance from Columbia University. He is also a Chartered Financial Analyst.

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Andrew J. Miclot, age 69 – Director

Mr. Miclot was appointed to our Board on March 2, 2016. Mr. Miclot has more than 35 years of leadership experience with medical device suppliers and brings substantial global industry knowledge to our Company. From September 2020 to May 2021, Mr. Miclot was President of Electromedical Products International, Inc., a medical device company treating anxiety, insomnia, depression and pain. Mr. Miclot was the President and Vice Chairman and Director of WishBone Medical, Inc., a pediatric orthopedic company dedicated to the unmet needs of children suffering from orthopedic challenges from October 2017 to January 2019. He has been on the Indiana University Alumni Association Advisory Board from October 2016 to October 2021. From October 2015 to January 2018, Mr. Miclot served as President, CEO and Director of Micro Machine Co., a supplier of medical products for the orthopedic and spinal industries. Prior to joining Micro Machine Co., from May 2013 to September 2014, Mr. Miclot was Executive Vice President of MicroTechnologies, Inc., a medical device supplier. Mr. Miclot was General Manager and Senior Vice President of ArthroCare Corporation from June 2009 to March 2013. From January 2008 to March 2009, Mr. Miclot was President, CEO and Director of Ascension Orthopedics, Inc. He was Vice President of Marketing for the orthopedic global business unit at Orthofix, Inc. from April 2007 to January 2008, and from March 1994 to April 2007, he served as Senior Vice President with Symmetry Medical Inc., a medical device supplier and was also the Investor Relations Officer, after the NYSE IPO in December 2004 until April 2007. Mr. Miclot has a BA degree in Speech and Hearing and a MA degree in Audiology from Indiana University and an MBA from the Lake Forest Graduate School of Management.

Buell G. Duncan, age 71 – Director

On February 28, 2025, the Board appointed Buell G. Duncan, 71 years old, to fill the vacancy on the Board created with the retirement of Dr. Richard B. Miles. Since 2022, Mr. Duncan has served as a Portfolio Advisor and Limited Partner for Iron Gate Capital, a venture capital firm focused on early-growth B2B technology companies, a board observer of Share Mobility and Respondology, and a strategic advisor to Geminos AI, Demand Spring and Pillir Software. From 1992 through 2020, Mr. Duncan held various senior leadership positions at a number of IBM’s global business units serving as Chief Marketing Officer, IBM Cloud, Data and AI businesses from April 2017 until December 2020. Mr. Duncan brings decades of executive leadership and strategic expertise, further strengthening the Company's commitment to innovation and growth.

Joseph P. Pellegrino, Jr., age 60 – Director

On March 19, 2025, the Board appointed Joseph P. Pellegrino, Jr. to fill the vacancy created on the Board with the retirement of Peter Anania. From 2007 to his retirement on March 7, 2025, Mr. Pellegrino served as Chief Financial Officer of LeMaitre Vascular, Inc., a Nasdaq listed medical devise company. He joined LeMaitre Vascular as its Executive Vice President, Finance in 2005. Mr. Pellegrino has served and continue to serve as a member of their Board of Directors beginning in October 2016. From 1997 to 2003, Mr. Pellegrino worked at Zoots, Inc., as Senior Vice President of Operations. Previously, Mr. Pellegrino built and sold a regional mall-based specialty retailing company. Mr. Pellegrino has also served as an investment banking analyst at Lehman Brothers, as part of their mergers and acquisitions group. Mr. Pellegrino received an A.B. in Economics from Harvard College and an M.B.A. from the Harvard Business School. Mr. Pellegrino brings extensive operational and financial knowledge and experience as Chief Financial Officer and Director of a publicly traded medical device company.

Joseph N. Forkey, age 57 – Chief Executive Officer, President, Treasurer and Director

Dr. Joseph N. Forkey has served as our Chief Executive Officer, President and Treasurer since February 8, 2011. Dr. Forkey has been a member of our Board of Directors since 2006. He served as our Chairman of our Board of Directors from February 2011 to July 2014. He served as our Executive Vice President and Chief Scientific Officer from April 2006 to February 2011 and held the position of our Chief Scientist from September 2003 to April 2006. Since joining us, he has been involved in general technical and management activities of our Company, as well as investigations of opportunities that leverage our newly developed technologies. Dr. Forkey holds B.A. degrees in Mathematics and Physics from Cornell University, and a Ph.D. in Mechanical and Aerospace Engineering from Princeton University. Prior to joining us, Dr. Forkey spent seven years at the University of Pennsylvania Medical School as a postdoctoral fellow and research staff member. Dr. Forkey is a valuable member of our Board due to his depth of scientific, operating, strategic, transactional, and senior management experience in our industry. Additionally, Dr. Forkey has held positions of increasing responsibility at our Company and holds an intimate knowledge of our Company due to his longevity in the industry and with us.

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Board Meetings and Committees, Annual Meeting Attendance

Our Board of Directors held 5 meetings during fiscal year 2024, and in addition, took action from time to time by unanimous written consent. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which such Director served on our Board of Directors and of the Committees on which such director served.

It is the policy of the Company to encourage, but not to require, nonemployee directors of the Company to attend each Annual Meeting of Shareholders, either in person at the location of the Annual Meeting or through remote participation by videoconference or otherwise.

Director Independence, Related Person Transactions and Other Legal Information

Independent Directors

We determine independence using the definitions set forth in the Nasdaq Listing Rules and the rules under the Securities Exchange Act of 1934. These definitions define independence based on whether the director or a family member of the director has been employed by the Company in the past three years, how much compensation or other payments the director or family member of a director received from the Company over the past three years, how much stock the director or family member of the director owns in the Company and whether the director or family member of the director is associated with the Company’s independent auditor.

The Board has determined that Messrs. Woodward, Miclot, Duncan and Pellegrino are independent as defined by Rule 5605(a)(2) of the Nasdaq Listing Rules.

Related Person Transactions

It is our policy that all employees, officers and directors must avoid any activity that is or has the appearance of conflicting with the interests of our Company. Our Board reviews all related party transactions for potential conflict of interest situations on an ongoing basis and all such transactions relating to executive officers and directors must be approved by the Board. In connection with a registered direct offering for the sale of 1,272,500 shares of Common Stock that closed on February 21, 2025, the Company sold 102,500 shares of Common Stock in the registered direct offering to MHW Partners, LP, a limited partnership of which Mr. Woodward is the general partner. The Board reviewed and approved of the transaction, with Mr. Woodward abstaining from the vote. Other than as described herein, the Board has determined that we do not have any other related party transactions.

Arrangements or Understandings between our Executive Officers or Directors and Others

There are no arrangements or understandings between our executive officers or directors and any other person pursuant to which he was or is to be selected as a director or officer.

Other Involvement in Certain Legal Proceedings

None of our directors have been involved in any bankruptcy or criminal proceedings, nor have there been any judgments or injunctions brought against any of our directors during the last ten years that we consider material to the evaluation of the ability and integrity of any director.

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Information about Corporate Governance

Board Leadership Structure

Mr. Woodward has served as our Chairman of our Board of Directors since July 9, 2014. Dr. Forkey has been our Chief Executive Officer, President and Treasurer since February 8, 2011. Dr. Forkey manages the day-to-day affairs of our Company and leads the Board meetings. Mr. Woodward, Mr. Miclot, who has served on our Board since March 2016 and Mr. Duncan and Mr. Pellegrino, who have recently joined our Board, are independent directors. Our Board believes that having a majority of independent directors serves our Company well. The Board believes that its structure should be informed by the needs and circumstances of our Company, the Board, and our shareholders. With this in mind, the Board believes that its structure is currently serving our Company well and intends to maintain this as appropriate and practicable in the future.

Risk Oversight of Management

The Board of Directors oversees management regarding our Company’s risks and has primary oversight responsibility for enterprise cybersecurity risks. Our management keeps the Board of Directors apprised of significant risks facing our Company and the approach being taken to understand, manage and mitigate such risks. Additional review or reporting on enterprise risks is conducted as needed or as requested by the Board of Directors.

Director Nominations

The Board of Directors nominates directors for election at each annual meeting of shareholders and appoints new directors to fill vacancies when they arise. The Board is responsible for the identification, evaluation, and recruitment of qualified candidates to the Board of Directors for nomination or election. It is the policy of the Company that the Board seek recommendations from the independent directors as to each person considered for nomination or election as a director.

One of the Board of Directors’ objectives in evaluating director nominations is to ensure that its membership is composed of experienced and dedicated individuals with a range of backgrounds, perspectives and skills. The Board selects nominees for director based on the nominee's character, judgment, experience, business acumen, and ability to act on behalf of all shareholders. The Board endeavors to have a Board representing a range of viewpoints, experiences and expertise at policy-making levels in many areas, including business, accounting and finance, manufacturing, marketing and sales, education, legal, government affairs, regulatory affairs, research and development, business development, technology and in other areas that are relevant to our activities.

The Board believes that nominees for director should have experience, such as those mentioned above, that may be useful to our Company and the Board of Directors, high personal and professional ethics and the willingness and ability to devote sufficient time to carry out effectively their duties as directors. The Board believes it is appropriate for at least one, and, preferably, multiple, members of the Board of Directors to meet the criteria for an “audit committee financial expert” as defined by rules of the SEC, and for a majority of the members of the Board of Directors to meet the definition of “independent director” as defined by the Nasdaq Listing Rules. The Board also believes it is appropriate for key members of our management to participate as members of the Board of Directors. Prior to each annual meeting of shareholders, the Board identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board of Directors with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Board determines not to re-nominate the director, a vacancy is created on the Board of Directors as a result of a resignation, an increase in the size of the Board or other event, the Board will consider various candidates for Board membership, including those suggested by Board members, officers, employees, customers, vendors, by an executive search firm engaged by the Board or by shareholders.

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The Board of Directors will consider candidates for director positions that are recommended by any of our stockholders. Any such recommendation should be provided to our Secretary. The recommended candidate should be submitted to us in writing addressed to our Secretary, c/o Precision Optics Corporation, Inc., 22 East Broadway, Gardner, Massachusetts 01440. The recommendation should include the following information: name of candidate; address, phone and fax number of candidate; a statement signed by the candidate certifying that the candidate wishes to be considered for nomination to our Board of Directors and stating why the candidate believes that he or she would be a valuable addition to our Board of Directors; a summary of the candidate’s work experience for the prior five years and the number of shares of our stock beneficially owned by the candidate.

The Board will evaluate the recommended candidate and shall determine whether or not to proceed with the candidate in accordance with our procedures. We reserve the right to change our procedures at any time to comply with the requirements of applicable laws.

Committees of the Board of Directors

The Board of Directors has the responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The Board’s primary responsibility is to oversee the management of our Company and, in so doing, serve the best interests of our Company and our stockholders.

Our Board of Directors has the ability to establish, or disband, such committees as necessary or appropriate to serve the needs of our Company. The Board has designated an Audit Committee and a Compensation Committee and has not established a nominating committee of the Board of Directors.

Outside of the process provided by Rule 14a-8 of the Exchange Act, we do not have a formal policy concerning stockholder recommendations of candidates for board of director membership and our bylaws do not provide for stockholders to submit proposals or director nominees for consideration at our annual meetings. Our Board views that such a formal policy is not necessary at the present time given the Board of Directors willingness to consider candidates recommended by Board members, officers, employees, customers, vendors, by an executive search firm engaged by the Board, or by stockholders. Stockholders may recommend candidates by writing to our Secretary at our principal offices: c/o Precision Optics Corporation, Inc., 22 East Broadway, Gardner, Massachusetts 01440. The recommendation should include the following information: name of candidate; address, phone and fax number of candidate; a statement signed by the candidate certifying that the candidate wishes to be considered for nomination to our Board of Directors and stating why the candidate believes that he or she would be a valuable addition to our Board of Directors; a summary of the candidate’s work experience for the prior five years and the number of shares of our stock beneficially owned by the candidate.

Audit Committee and Audit Committee Financial Expert

The Audit Committee of the Board of Directors was established by the Board in July 2022 and is currently composed of Messrs. Woodward, Miclot and Pellegrino (Chair), who was appointed on March 19, 2025. Dr. Miles served on our Audit Committee until his resignation on March 14, 2025. The Audit Committee acts on behalf of the Board and its primary function is to oversee the financial reporting and disclosure process. The Audit Committee has adopted a charter, which is available on the Company’s website.

The Board of Directors has made a determination that Peter H. Woodward, Chairman of the Board and Member of the Audit Committee and Mr. Pellegrino (Chair of the Audit Committee), each qualifies as an audit committee financial expert and meets the criteria set forth in Item 407(d)(5) of Regulation S-K. Each of Mr. Woodward, Mr. Miclot and Pellegrino are “independent directors” as independence is currently defined in Rule 5605(d)(2) of the Nasdaq Stock Markets listing standards and SEC Rule 10A-3 and each have an understanding of generally accepted accounting principles and financial statements and have the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, and has an understanding of internal controls over financial reporting as well as audit committee functions. See Mr. Woodward’s, Mr. Miclot’s, and Mr. Pellegrino’s biography and qualifications described above.

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Compensation Committee

The Compensation Committee of the Board of Directors was established by the Board in May 2022 and is currently composed of Messrs. Woodward, Miclot (Chair) and Duncan. The Compensation Committee has adopted a charter which is available on the Company’s website.

Under its charter, the Compensation Committee of the Board acts on behalf of the Board to review and oversee the Company’s overall compensation philosophy, and to oversee the development and implementation of compensation programs aligned with the Company’s business strategy. Specifically, the Compensation Committee’s authority includes reviewing and approving annually the corporate goals and objectives applicable to the compensation of the chief executive officer , and to evaluate at least annually the CEO’s performance in light of those goals and objectives, and determine and approve the CEO’s compensation level based on that evaluation. In evaluating and determining CEO compensation, the Committee considers the results of the most recent stockholder advisory vote on executive compensation (“Say on Pay Vote”) required by Section 14A of the Exchange Act. The CEO is not allowed to be present during any voting or deliberations by the Committee on CEO compensation. Additionally, the Compensation Committee approves the compensation of all other executive officers, in consultation with the CEO. In evaluating and determining executive compensation, the Committee considers the results of the most recent Say on Pay Vote. The Compensation Committee also makes recommendations to the Board regarding the adoption of Stock Plans and equity-based plans, which includes the ability to amend and terminate such plans. The Compensation Committee has the authority to administer the Company’s Stock Plans and equity-based plans, including designation of the employees to whom the awards are to be granted, the amount of the award or equity to be granted and the terms and conditions applicable to each award or grant, subject to the provisions of each plan. The Compensation Committee is responsible for overseeing the Company’s submission to a stockholder vote of matters relating to compensation, including advisory votes on executive compensation and the frequency of such votes, incentive and other compensation plans, and amendments to such plans. The Compensation Committee is also responsible for performing any other activities required by applicable law, rules or regulations, including the rules of the SEC and any exchange or market on which the Company’s capital stock is traded, and performs other activities that are consistent with the Compensation Committee’s charter, the Company’s certificate of incorporation and bylaws, and governing laws, as the Compensation Committee or the Board deems necessary or appropriate.

The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the discretion and authority to obtain, at Company expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties.

Shareholder Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communication in writing to: Secretary, c/o Precision Optics Corporation, Inc., 22 East Broadway, Gardner, Massachusetts, 01440. Please include your name and address in the written communication and indicate whether you are a shareholder of Precision Optics. The Secretary will review any communication received from a shareholder, and all material communications from shareholders will be forwarded to the appropriate director or directors or Committee of the Board of Directors based on the subject matter.

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Director Compensation

The following table sets forth cash amounts and the value of other compensation paid to our directors for the fiscal year ended June 30, 2024, but does not include the compensation of Dr. Joseph N. Forkey, our Chief Executive Officer, President, and Treasurer, as his compensation is reflected in the Summary Executive Compensation Table.

Name of Director	Fees earned or paid in cash ($)(1)		Option awards ($)(2)	Total ($)
Andrew J. Miclot	20,000		146,635	176,635
Richard B. Miles(3)	10,000		146,635	156,635
Peter V. Anania (4)	10,000		146,635	156,635
Peter H. Woodward	40,000	(2)	219,548	259,548
____________________________

(1)	Under our director compensation plan, each non-management, non-Chairman board member shall receive $10,000 annually paid in quarterly amounts of $2,500 and Mr. Miclot received an additional $2,500 quarterly as chair of the Compensation Committee. We also reimburse our directors for travel expenses. Mr. Woodward serves as our Chairman.
(2)	On November 16, 2023, options to purchase up to 30,000 shares of common stock were granted to Mr. Miclot, Dr. Miles, and Mr. Anania, and up to 45,000 shares to Mr. Woodward, at an exercise price of $5.95 per share.
(3)	On February 28, 2025, Dr. Miles resigned from the Board of Directors.
(4)	On March 14, 2025, Mr. Anania resigned from the Board of Directors.

As of June 30, 2024, the following outstanding stock options were held by each of our directors: Andrew J. Miclot – 89,998, Dr. Richard B. Miles (retired) – 89,998, Peter V. Anania – 56,666 (retired), Peter H. Woodward – 135,000.

Mr. Duncan and Mr. Pellegrino joined the Board in February and March 2025, respectively. On March 19, 2025, the Board awarded the following stock options to each of Mr. Pellegrino and Mr. Duncan: (i) a stock option to purchase 30,000 shares of Common Stock at an exercise price of $4.71, with all of the underlying shares vested as of the date of grant, as a one-time grant for joining the Board of Directors and (ii) a stock option to purchase 15,000 shares of Common Stock at an exercise price of $4.71, with 7,500 of the underlying shares vesting on June 29, 2025 and 7,500 shares vesting on September 29, 2025, for services during April – September of 2025.

Narrative to Director Compensation Table

Under our Non-Employee Director Compensation Plan in effect during fiscal 2024, each non-management, non-Chairman board member shall receive $10,000 annually paid in quarterly amounts of $2,500. Each non-management, non-Chairman board member who chairs a committee was paid an additional $10,000 annually paid in quarterly amounts of $2,500. In accordance with a separate agreement, the Chairman of the Board, Mr. Woodward, receives $10,000 per quarter for the greater time commitment required to perform the duties of Chairman of the Board. We also reimburse our directors for travel expenses.

In connection with Mr. Pellegrino’s appointment to the Board, on March 19, 2025, the Board updated its Non-Employee Director Compensation Plan as follows: each non-employee director will receive an annual cash award of $20,000, Committee members will receive an additional cash award of $5,000, Committee chairs will receive an additional cash award of $5,000 and the Chairman of the Board will receive an additional cash award of $10,000, all payable quarterly in arrears, and an annual stock option grant of 30,000 shares to be granted on the second business day following the filing of the Company’s 10-Q reporting the Company’s first fiscal quarter results with 1/4 of the underlying shares vesting each quarter following the date of such grant.

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Executive Officers

Executive Officers’ Biographies and Qualifications

The biographies of our executive officers and certain information regarding each officer’s experience, attributes, skills and/or qualifications that led to the conclusion that the officer should be serving as an officer of Precision Optics are stated below.

Dr. Joseph Forkey, age 57 – President, Chief Executive Officer and Director

For Mr. Forkey’s biography, please refer to the section entitled “Director Biographies and Qualifications.”

Wayne M. Coll

Mr. Coll was elected as Chief Financial Officer and Secretary effective June 12, 2023. Mr. Coll has over 30 years of senior financial executive experience, primarily with medical device-based businesses. He formerly served as Chief Financial Officer for Flowonix Medical Incorporated (July 2021- June 2023), Micron Products, Inc. (July 2019 – July 2021), Keystone Dental, Inc. (September 2018 – May 2019), Modern Dental Laboratory USA, LLC (September 2013 – September 2018) and National Dentex Corporation (2007-2011). Mr. Coll received a B.S. in Business Administration and Accounting from the University of Lowell, and an M.B.A. from the University of Massachusetts Lowell.

Mahesh Lawande

Mr. Lawande was elected as Chief Operating Officer on April 24, 2023. Mr. Lawande has senior operations and engineering experience primarily with medical technology-based businesses. He formerly served as Senior Director of Supply Chain Operations in North America for Draeger Medical Systems, Inc. (July 2017- June 2019), Director of Operations for Analogic Corporation (March 2021-March 2022), and Vice President – Manufacturing and Operations for Third Pole Therapeutics (May 2022-April 2023). Mr. Lawande received a B.E. in Electronics and Communications from Goa University, India, and an M.B.A. in Corporate Entrepreneurship and Strategy from F.W. Olin Graduate School of Business at Babson College.

Other Involvement in Certain Legal Proceedings

None of our executive officers have been involved in any bankruptcy or criminal proceedings, nor have there been any judgments or injunctions brought against any of our executive officers during the last ten years that we consider material to the evaluation of the ability and integrity of any executive officer.

Granting of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not grant equity awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, and do not time the public release of such information based on award grant dates. During the fiscal year 2024, we have not made awards to any named executive officer during the period beginning four business days before and ending one business day after the filing of a period report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. In connection with the onboarding of the two new directors, updating our non-employee director compensation plan and granting stock options to our new directors, we also updated our CEO’s base salary and granted addition stock and stock options to our named executive officers. The equity grants to the new directors and the named executive officers were all granted on the same day and disclosed in the Form 8-K disclosing the appointment of Mr. Pellegrino and the resignation of Mr. Anania.

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Recoupment Policy

We adopted the Precision Optics Corporation, Inc. Clawback Policy effective as of October 2, 2023. In the event we are required to prepare an accounting restatement of our financial statements due to our material noncompliance with any financial reporting requirement under the securities laws, the Board will require reimbursement or forfeiture of any excess incentive compensation received by any covered executive during the three completed fiscal years immediately preceding the date on which we are required to prepare an accounting restatement. “Clawback” or recoupment policy in our executive compensation program contributes to creating and maintaining a culture that emphasizes integrity and accountability and reinforces the performance-based principles underlying our executive compensation program.

Executive Compensation

Named Executive Officers

This Proxy Statement contains information about the compensation paid to our Named Executive Officers, as defined by Item 402(m)(2) of Regulation S-K, during our fiscal year ended June 30, 2024. In accordance with the rules and regulations of the Securities and Exchange Commission for smaller reporting companies, we determined that the following officers were our Named Executive Officers:

•	Joseph N. Forkey, Chief Executive Officer, President, Treasurer and Director;

•	Wayne M. Coll, Chief Financial Officer; and

•	Mahesh Lawande, Chief Operating Officer.

Compensation Overview

We qualify as a “smaller reporting company” under the rules promulgated by the Securities and Exchange Commission, and we have elected to comply with the disclosure requirements applicable to smaller reporting companies. Accordingly, this executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.

Role of the Board

The Board of Directors has authorized the Compensation Committee to oversee and determine executive compensation, and review our major compensation plans, policies, and programs. All compensation for our Chief Executive Officer and our Chief Financial Officer is determined by the Compensation Committee. The Compensation Committee is charged with the responsibility of reviewing the performance and establishing the total compensation of our Chief Executive Officer and our Chief Financial Officer on an annual basis. The Compensation Committee often discusses compensation matters with the Board as part of our regularly scheduled Board meetings. The Compensation Committee administers our incentive plans and is responsible for approving grants of equity awards under such plans. We believe that our Compensation Committee adequately fulfilled its role in overseeing our compensation policies in the past.

Compensation Philosophy and Objectives

Due to the size of our Company, the performance of our Chief Executive Officer, our Chief Financial Officer and our Chief Operating Officer directly affects all aspects of our results. Consequently, our compensation philosophy is to reward these executive officers for the achievement of short- and long-term corporate and individual performance, as measured by the attainment of specific goals for the creation of long-term shareholder value. Also, to ensure that we are strategically and competitively positioned for the future, the Board has the discretion to attribute significant weight to other factors in determining executive compensation, such as maintaining competitiveness, expanding markets, pursuing growth opportunities and achieving other long-range business and operating objectives. The level of compensation should also allow us to attract, motivate, and retain talented executive officers that contribute to our long-term success. The compensation of our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer is comprised of cash compensation and long-term incentive compensation in the form of base salary, restricted stock and stock options with the possibility to earn bonuses.

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Summary Compensation Table for the Years Ended June 30, 2024 and 2023

The following table sets forth all compensation for our fiscal years ended June 30, 2024 and 2023 awarded to, earned by, or paid to our Principal Executive Officer, our two most highly compensated executive officers other than our Principal Executive Officer, and an additional employee who was serving as an executive officer during fiscal year 2024, all of which are referred to herein as the “Named Executive Officers.”

Name and Principal Position	Year June 30,	Salary ($)	Bonus ($)		Option Awards ($) (1)		Total ($)
Dr. Joseph N. Forkey	2024	251,032	0		0		251,032
Director, Chief Executive Officer, President and Treasurer	2023	240,385	0		0		240,385
Wayne M. Coll	2024	301,523	0		0		301,523
Chief Financial Officer, Secretary	2023	11,538	0		277,015	(4)	288,553
Mahesh Lawande	2024	275,552	0		0		275,552
Chief Operating Officer	2023	48,666	15,000		306,553	(5)	385,219
Jeffrey L. DiRubio	2024	189,987	86,782	(2)	0		276,769
Former Senior Vice President Sales and Marketing(6)	2023	203,148	83,482	(3)	0		286,630

(1)	Represents the aggregate grant date fair value of stock option awards granted in the respective fiscal year as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The fair value of each stock option award is estimated on the date of grant using the Black-Scholes option valuation model. A discussion of the assumptions used in calculating the amounts in this column may be found in the Notes to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended June 30, 2024. These amounts do not represent the actual amounts paid to or realized by the executives during the fiscal years presented.

(2)	Represents performance bonus awards for the respective fiscal year.

(3)	Represents performance bonus awards for the respective fiscal year.

(4)	We granted Mr. Coll a stock option to purchase up to 50,000 shares of our common stock at an exercise price of $6.94 per share, the closing price of our common stock on June 12, 2023. These options vest in three pro rata increments on June 12, 2024, 2025, and 2026.

(5)

We granted Mr. Lawande a stock option to purchase up to 60,000 shares of our common stock at an exercise price of $6.40 per share, the closing price of our common stock on April 24, 2023. These options vest in three pro rata increments on April 24, 2024, 2025, and 2026.

(6)	Mr. DiRubio resigned from Precision Optics effective as of June 30, 2024.

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Narrative to Summary Compensation Table

Named Executive Officer Employment Agreements

Agreement with Dr. Forkey

On July 27, 2018, our Board of Directors approved a new compensation agreement with our Chief Executive Officer, Dr, Joseph Forkey, effective August 2, 2018. Pursuant to the agreement, we agreed to pay Dr. Forkey a base salary of $200,000 per year beginning retroactively on July 1, 2018. Effective October 1, 2019, our Board of Directors approved an increase of Dr. Forkey’s base salary to $250,000 per year.

Agreement with Mr. Coll

As of June 12, 2023, we entered into an Employment Agreement with Wayne M. Coll to serve as our Chief Financial Officer and Secretary, pursuant to which we agreed to pay Mr. Coll a base salary of $300,000 per year. We also granted Mr. Coll a stock option to purchase up to 50,000 shares of common stock at $6.94 per share, with annual vesting in three equal increments beginning June 12, 2024.

Agreement with Mr. Lawande

As of April 24, 2023, we entered into an Employment Agreement with Mahesh Lawande to serve as our Chief Operating Officer, pursuant to which we agreed to pay Mr. Lawande a base salary of $275,000 per year. We also granted Mr. Lawande a stock option to purchase up to 60,000 shares of common stock at $6.40 per share, with annual vesting in three equal increments beginning April 24, 2024.

Agreement with Mr. DiRubio

As of February 7, 2022, we entered into an Employment Agreement with Mr. DiRubio to serve as Senior Vice President of Sales and Marketing of Precision Optics Corporation. Mr. DiRubio resigned as Senior Vice President of Sale and Marketing and resigned as an employee and officer effective June 30, 2024. At the date of his resignation, his salary was $235,000. Pursuant to Mr. DiRubio’s departure, the Company entered into a consulting agreement for the one-year term beginning July 1, 2024 and ending June 30, 2025, during which the Company will pay Mr. DiRubio an aggregate amount of $110,000, payable in monthly installments over the one-year term of the Consulting Agreement.

In addition, the Company and Mr. DiRubio have modified his existing Employment Agreement with the Company to provide for, among other amendments, that (i) the term of Mr. DiRubio’s employment agreement ended June 30, 2024, (ii) his base salary was increased retroactively from December 1, 2023 through June 30, 2024, to be paid in a lump sum in the amount of $25,962, (iii) to set his bonus payment for the fiscal year ended June 30, 2024 in an amount equal to $44,000, (iv) to supersede the severance provisions in his Employment Agreement with the provisions of his Consulting Agreement, and (v) to amend his outstanding option agreements to allow for his vested options to be exercisable for one year after the end of his continuous services.

Apart from the agreements described above, we have no other employment contracts in place with any Named Executive Officer or any compensatory plan or arrangement with respect to any Named Executive Officer where such plan or arrangement will result in payments to such Named Executive Officer upon or following his resignation, or other termination of employment with us and our subsidiaries, or as a result of a change-in-control of our Company or a change in the Named Executive Officers’ responsibilities following a change-in-control.

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Outstanding Equity Awards at Fiscal Year-End Table for the Fiscal Year Ended June 30, 2024

The following table shows grants of options outstanding on June 30, 2024, the last day of our most recent fiscal year, to each of the Named Executive Officers included in the Summary Executive Compensation Table.

Name	Number of securities underlying unexercised options Exercisable	Number of securities underlying unexercised options Unexercisable	Option exercise price ($)	Option expiration date
Dr. Joseph N. Forkey	116,666	0	2.19	08/02/2028
	50,000	0	5.04	06/04/2031
Wayne M. Coll	16,666	33,334 (1)	6.94	6/12/2033
Mahesh Lawande	20,000	40,000 (2)	6.40	4/24/2033
Jeffrey DiRubio	33,333	0	3.90	05/07/2029
	8,333	0	5.04	06/04/2031
	33,333	0	6.27	02/07/2032

________________________

(1)	We granted Mr. Coll a stock option to purchase up to 50,000 shares of our common stock at an exercise price of $6.94 per share, the closing price of our common stock on June 12, 2023. Unexercisable options vest in two pro rata increments on June 12, 2025, and 2026.

(2)	We granted Mr. Lawande a stock option to purchase up to 60,000 shares of our common stock at an exercise price of $6.40 per share, the closing price of our common stock on April 24, 2023. Unexercisable options vest in two pro rata increments on April 24, 2025, and 2026.

Profit Sharing and 401(k) Plan

We have a defined contribution 401(k) profit sharing plan. Employer profit sharing and matching contributions to the plan are discretionary. No employer profit sharing contributions were made to the plan in fiscal years 2024 and 2023. No employer matching contributions were made to the plan in fiscal years 2024 and 2023.

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Pay Versus Performance Table

The following table compares the total compensation from the Summary Compensation Table (“SCT”) to compensation actually paid (“CAP”) to our PEO and the average CAP paid to our other non-PEO Named Executive Officers for each of the fiscal years ended June 30 2024, June 30, 2023 and June 30, 2022, along with the financial information required to be disclosed for each fiscal year.

PAY VERSUS PERFORMANCE

	SCT Total for PEO	CAP to PEO	Average SCT Total for Non-PEO Named Executive Officers	Average CAP to Non-PEO Named Executive Officers	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Loss
Year	($) (1)	($) (2)	($) (1)	($) (3)	($) (4)	($)
2024	251,032	251,032	284,615	260,322	117.06	(2,951,377)
2023	240,385	240,385	209,526	215,506	122.02	(144,613)
2022	250,000	250,000	280,315	288,428	118.45	(928,416)

_______________________

(1)	Amounts reported in these columns represent total compensation as reported in the Summary Compensation Table for Dr. Forkey, our PEO, and the average of the total compensation as reported in the Summary Compensation Table for our remaining NEOs for the relevant fiscal year, which captures the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs
2024	Dr. Joseph Forkey	Wayne Coll, Mahesh Lawande
2023	Dr. Joseph Forkey	Daniel Habhegger, Jefferey DiRubio
2022	Dr. Joseph Forkey	Daniel Habhegger, Jefferey DiRubio

________________________

(2)	Amounts reported in these columns represent compensation actually paid (calculated in accordance with SEC rules) to Dr. Forkey for each year. The amounts are identical as the amounts presented in the Summary Compensation table as there were no adjustments in each of the three years presented.

(3)	Amounts reported in these columns represent compensation actually paid (calculated in accordance with SEC rules) and the average of the compensation actually paid to Non-PEO NEOs and reflects the following adjustments from total compensation reported in the Summary Compensation Table:

Adjustments to Determine CAP for Non-PEO NEOs	2024	2023	2022
Average total SCT for non-PEO NEOs	284,615	209,526	280,315
Deduction for Amounts Reportable under the "Option Awards" Columns in the SCT	–	(291,784)	(75,041)
Increase for Fair Value of Awards Granted during the year that Remain Unvested as of Year end	–	274,000	74,333
Increase/deduction for Change in Fair Value from Prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end	(17,489)	6,222	4,356
Increase/deduction for Change in Fair Value from Prior Year-end to Vesting of Awards Granted Prior to year that Vested During year	4,211	3,765	4,465
Change in Fair Value of Awards Granted Prior to year that were modified during year	(2,593)	13,778	–
Total Adjustments	(24,293)	5,981	8,113
Average CAP for non-PEO NEOs	260,322	215,506	288,428

______________________

(4)	Assumes $100 invested on June 30, 2021, at the closing price on the last day of trading of our common stock and immediately prior to commencement of fiscal 2022.

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Pay Versus Performance: Graphical Description

The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:

•	POCI’s cumulative TSR; and
•	POCI’s net income

CAP and Cumulative TSR

The following chart sets forth the relationship between CAP to our CEO, the average CAP to our Non-CEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

CAP and Company Net Income

The following chart sets forth the relationship between CAP to our CEO, the average CAP to our Non-CEO NEOs, and our net income during the three most recently completed fiscal years.

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Proposal No. 2 – Advisory Vote to Approve Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Securities Exchange Act of 1934. As required pursuant to Section 14A of the Exchange Act, Proposal No. 2 is a non-binding, advisory proposal on the compensation that we paid to our Named Executive Officers for the year ended June 30, 2024. The Board of Directors is providing shareholders with the opportunity to cast an advisory vote on the compensation of our Named Executive Officers. This proposal, commonly known as a “say-on-pay” proposal, gives you, as a shareholder, the opportunity to endorse or not endorse our executive compensation programs and policies and the compensation paid to our Named Executive Officers for the year ended June 30, 2024.

We believe in the power of open disclosure and know the only way to build and strengthen our reputation and our Company is through honesty and trust. In connection with that belief and as required by SEC rules, we are asking our shareholders to approve, on an advisory basis, the compensation that we paid to our Named Executive Officers.

As discussed under the heading “Executive Compensation—Compensation Overview” in this Proxy Statement, our compensation objectives are to: attract and retain highly qualified individuals with a demonstrated record of achievement; reward past performance; provide incentives for future performance; and align the interests of the Named Executive Officers with the interests of our shareholders. The Board is asking shareholders to support this proposal based on the disclosure set forth in these sections of this Proxy Statement, which, among other things, demonstrates:

•	our commitment to ensuring executive compensation is aligned with our corporate strategies and business objectives and competitive with those of other companies in our industry;

•	the design of our compensation programs is intended to reward our Named Executive Officers for the achievement of key strategic and financial performance measures by linking short- and long-term cash and equity incentives to the achievement of measurable corporate and individual performance goals; and

•	our strong emphasis on the alignment of the incentives of our Named Executive Officers with the creation of increased shareholder value.

Required Vote

Because this proposal asks for a non-binding, advisory vote, there is no required vote that would constitute approval. We value the opinions expressed by our shareholders in this advisory vote, and our Compensation Committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our Named Executive Officers. Abstentions and broker “non-votes,” if any, will not have any impact on this advisory vote.

Your Board of Directors is asking shareholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that the Company’s shareholders hereby approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and accompanying narrative disclosure under the heading “Executive Compensation.”

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SHARE OWNERSHIP

Equity Compensation Plan Information

The following table provides information as of June 30, 2024 with respect to compensation plans under which our equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	496,157	5.97	148,075
Equity compensation plans not approved by security holders (1)	861,578	4.01	80,786
Total	1,357,735	4.72	228,861

___________________

(1) Consists of stock options issued under the 2021 Equity Incentive Plan, as further described below.

2021 Equity Incentive Plan

The Precision Optics Corporation, Inc. 2021 Equity Incentive Plan, referred to as the 2021 Plan, was adopted by our Board of Directors on May 10, 2021. The 2021 Plan allows for the granting of stock options and other equity incentive instruments to selected employees, directors and other persons who provide services to us or our affiliates for up to a total of 1,000,000 shares of the Company’s common stock. In connection therewith, we filed a registration statement on Form S-8 to register the 1,000,000 shares of common stock.

2022 Equity Incentive Plan

The Precision Optics Corporation, Inc. 2022 Equity Incentive Plan, referred to as the 2022 Plan, was adopted by our Board of Directors on February 10, 2022, and approved by our stockholders on April 8, 2022. The 2022 Plan allows for the granting of stock options and other equity incentive instruments to selected employees, directors and other persons who provide services to us or our affiliates for up to a total of 333,333 shares of the Company’s common stock, which total may be increased annually without a further vote of stockholders in an amount determined by our Board of directors, but not to exceed 5% of the number of outstanding shares of common stock on the last day of the immediately preceding year. As permitted by the Plan, the Board of Directors on September 20, 2023 and again on February 7, 2025, approved an amendment increasing the number of shares that may be issued under the 2022 Plan by 300,000 shares, in each instance. In connection therewith, we filed a registration statement on Form S-8 covering 633,333 shares of Common Stock issuable under the 2022 Plan on October 26, 2023, and a registration statement on Form S-8 covering 300,000 shares of Common Stock issuable under the 2022 Plan on March 19, 2025.

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Security Ownership of Certain Beneficial Owners

The following tables set forth information regarding our common stock owned as of the close of business on March 31, 2025 by the following persons: (i) each person who is known by us to own beneficially more than 5% of our common stock, (ii) each of our directors who beneficially owns our common stock, (iii) each of our Named Executive Officers who beneficially own our common stock (iv) all executive officers and directors, as a group, who beneficially own our common stock. The information on beneficial ownership in the table and footnotes thereto is based upon data furnished to us by, or on behalf of, the persons listed in the table.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person or group that are currently exercisable or exercisable within 60 days after March 31, 2025. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or group.

Shareholders Known by Us to Own 5% or More of Our Common Stock

	Amount of beneficial ownership (1)			Percent of
Name and Address of Beneficial Owner	Shares Owned	Shares – Rights to Acquire	Total Number	Shares Beneficially Owned (2)
Dolphin Offshore Partners LP (3) 4828 First Coast Highway, STE 5 Fernandina, FL 32034	561,712	0	561,712	7.33%

Sandra F., Norman H. and Brian L. Pessin (4) 400 E.51st Street PH 31 New York, NY 10022	1,110,056	0	1,110,056	14.48%

MHW Partners, L.P. (5) 150 East 52nd Street, 30th Fl. New York, New York 10022	327,171	150,000	477,171	6.10%

Needham Asset Management L.L.C. (6) 250 Park Avenue, 10th Floor New York, New York 10117	700,000	0	700,000	9.13%

__________________

(1)	Represents shares with respect to which each beneficial owner listed has or will have, upon acquisition of such shares upon exercise or conversion of options, warrants, conversion privileges or other rights exercisable within 60 sixty days, sole voting and investment power. For the purposes of this table, we have not assumed the limitations on exercise set forth in certain options, which limit the number of shares of common stock that the holder, together with all other shares of common stock beneficially owned by such person, does not exceed 4.999% of the total outstanding shares of common stock.

(2)	As of March 31, 2025, there were 7,666,247 issued shares of our common stock issued and outstanding. Percentages are calculated on the basis of the amount of issued and outstanding common stock plus, for each person or group, any securities that such person or group has the right to acquire within 60 days of March 31, 2025 pursuant to options, warrants, conversion privileges or other rights.

(3)	We relied, in part, on the Schedule 13D/A filed jointly by Dolphin Offshore Partners, L.P., Dolphin Mgmt. Services, Inc. and Peter E. Salas on March 20, 2023 for this information.

Dolphin Offshore Partners, L.P., a Delaware limited partnership, is an investment manager. Dolphin Mgmt. Services, Inc., a Delaware corporation, is the managing general partner of Dolphin Offshore Partners, L.P. Peter E. Salas is the President, sole shareholder and controlling person of Dolphin Mgmt. Services, Inc. Peter Salas is a U.S. citizen.

Dolphin Offshore Partners, L.P., Dolphin Mgmt. Services, Inc. and Peter E. Salas each may be deemed to beneficially own an aggregate of 561,712 shares of common stock. Dolphin Offshore Partners, L.P., Dolphin Mgmt. Services, Inc. and Peter E. Salas each may be deemed to have shared voting power and shared dispositive power, of all such shares of common stock.

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(4)	We relied, in part, on a Schedule 13D/A filed jointly with the SEC on February 24, 2025 by Sandra F. Pessin, Brian L. Pessin and Norman H. Pessin. Mr. Norman H. Pessin and Mrs. Sandra F. Pessin are married and considered to beneficially hold each other’s shares. Ms. Sandra F. Pessin owns 477,361 shares, for which she has sole voting and dispositive power, Mr. Norman Pessin owns 151,4663 shares, for which he has sole voting and dispositive power, and Mr. Brian Pessin owns 481,229 shares, for which he had sole voting and dispositive power, for a combined beneficial ownership of 1,110,056 shares. Norman and Sandra Pessin are the parents of Brian Pessin.

(5)	We relied, in part, on a Form 4 filed with the SEC on February 25, 2025 by Mr. Woodward, and on a Schedule 13D/A jointly filed with the SEC on November 3, 2015 by MHW Partners, L.P., MHW Capital, LLC, MHW Capital Management, LLC for this information.

MHW Partners, L.P. is a Delaware limited partnership. MHW Capital, LLC is a Delaware limited liability company. MHW Capital Management, LLC is a Delaware limited liability company. MHW Capital, LLC is the general partner of MHW Partners, L.P. Mr. Woodward is the principal of MHW Capital Management, LLC and MHW Capital, LLC and in such capacity, Mr. Woodward holds the power to vote and direct the disposition of all shares of common stock owned by MHW Partners, L.P. Mr. Woodward is a citizen of the United States and our current Chairman of our Board of Directors.

MHW Partners, L.P. beneficially owns 327,171 shares of common stock. Mr. Woodward holds 165,000 shares that may be acquired upon the exercise of outstanding stock options, of which 150,000 have vested with 7,500 of the remaining underlying shares vesting on June 29, 2025 and 7,500 shares vesting on September 29, 2025 for services during April – September of 2025.

(6)	We relied, in part, on a Schedule 13G filed with the SEC on May 9, 2024 by Needham Investment Management L.L.C., Needham Asset Management, LLC, Needham Aggressive Growth Fund and George A. Needham for this information.

Needham Investment Management L.L.C., Needham Asset Management, LLC, Needham Aggressive Growth Fund and George A. Needham in the aggregate beneficially own 700,000 shares of common stock and share the power to vote and direct the disposition of all shares.

Officers and Directors

		Amount of beneficial ownership (2)			Percent of
Name and address of beneficial owner (1)	Nature of beneficial ownership	Shares Owned	Shares – Rights to Acquire	Total Number	Shares Beneficially Owned (3)
Dr. Joseph N. Forkey (4)	Chief Executive Officer, President, Treasurer and Director	142,572	166,666	309,238	3.95%

Peter H. Woodward (5)	Chairman of the Board of Directors	327,171	150,000	477,171	6.10%

Buell G. Duncan (6)	Director	0	30,000	30,000	*

Andrew J. Miclot (7)	Director	0	99,998	99,998	1.29%

Joseph Pellegrino (8)	Director	0	30,000	30,000	*

Wayne M. Coll (9)	Chief Financial Officer, Secretary	8,878	16,666	25,544	*

Mahesh Lawande (10)	Chief Operating Officer	1,726	40,000	41,726	*

All directors and executive officers as a group		480,347	533,330	1,013,677	12.99%

* Percentage of shares beneficially owned does not exceed one percent of issued and outstanding shares of stock.

_______________________

(1)	Unless otherwise stated, the address of each beneficial owners listed on the table is c/o Precision Optics Corporation, Inc., 22 East Broadway, Gardner, MA 01440.
(2)	Represents shares with respect to which each beneficial owner listed has or will have, upon acquisition of such shares upon exercise or conversion of options, warrants, conversion privileges or other rights exercisable within 60 sixty days, sole voting and investment power.
(3)	As of March 31, 2025, there were 7,666,247 shares of our common stock issued and outstanding. Percentages are calculated on the basis of the amount of issued and outstanding common stock plus, for each person or group, any securities that such person or group has the right to acquire within 60 days of March 31, 2025 pursuant to options, warrants, conversion privileges or other rights.

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(4)	Dr. Forkey is a member of our Board of Directors and serves as our Chief Executive Officer, President and Treasurer. Dr. Forkey’s beneficial ownership consists of (a) 142,572 shares of common stock, and (b) 166,666 shares of common stock that may be acquired upon the exercise of outstanding stock options. On March 19, 2025, Dr. Forkey was granted 200,000 options that vest in three equal installments on March 19, 2026, March 19, 2027, and March 19, 2028, subject to his remaining in the continuous employment of the Company through such applicable date.
(5)	Mr. Peter Woodward is the Chairman of our Board of Directors. Mr. Woodward’s beneficial ownership consists of (a) 327,171 shares of common stock held through MHW Partners, L.P., and (b) options to purchase 150,000 shares exercisable within sixty days of March 31, 2025. Mr. Woodward also owns options to purchase 7,500 shares vesting on June 29, 2025 and 7,500 shares vesting on September 29, 2025 for services during April – September of 2025.
(6)	Mr. Duncan was appointed to the Board on February 28, 2025, and did not own any shares in the Company as of his appointment. On March 19, 2025, Mr. Duncan was awarded a stock option to purchase 30,000 shares of Common Stock at an exercise price of $4.71, with all of the underlying shares vested as of the date of grant, as a one-time grant for joining the Board of Directors and (ii) a stock option to purchase 15,000 shares of Common Stock at an exercise price of $4.71, with 7,500 of the underlying shares vesting on June 29, 2025 and 7,500 shares vesting on September 29, 2025, for services during April – September of 2025.
(7)	Mr. Miclot is a member of our Board of Directors. Mr. Miclot’s beneficial ownership consists of 99,998 shares of common stock that may be acquired upon the exercise of outstanding stock options within sixty days of March 31, 2025. Mr. Miclot also has options to purchase 7,500 shares vesting on June 29, 2025 and 7,500 shares vesting on September 29, 2025 for services during April – September of 2025.
(8)	Mr. Pellegrino was appointed to the Board on March 19, 2025, and did not own any shares in the Company as of his appointment. On March 19, 2025, Mr. Duncan was awarded a stock option to purchase 30,000 shares of Common Stock at an exercise price of $4.71, with all of the underlying shares vested as of the date of grant, as a one-time grant for joining the Board of Directors and (ii) a stock option to purchase 15,000 shares of Common Stock at an exercise price of $4.71, with 7,500 of the underlying shares vesting on June 29, 2025 and 7,500 shares vesting on September 29, 2025, for services during April – September of 2025.
(9)	Mr. Coll is our Chief Financial Officer and Secretary effective June 12, 2023. Mr. Coll’s beneficial ownership consists of (a) 8,878 shares of common stock and (b) 16,666 shares of common stock that may be acquired upon the exercise of outstanding stock options within sixty days of March 31, 2025. Mr. Coll also owns options to purchase 16,666 shares vesting on June 12, 2025, 16,667 shares vesting on June 12, 2026, 25,000 shares vesting on March 19, 2026 and 25,000 shares vesting on March 19, 2027.
(10)	Mr. Lawande is our Chief Operating Officer effective April 24, 2023. Mr. Lawande’s beneficial ownership consists of (a) 1,726 shares of common stock and (b) 40,000 shares of common stock that may be acquired upon the exercise of outstanding stock options within sixty days of March 31, 2025. Mr. Lawande also owns option to purchase 20,000 shares vesting on April 24, 2026, 20,000 shares vesting on March 19, 2026 and 20,000 shares vesting on March 19, 2027.

As of June 30, 2024 and March 31, 2025, there were no arrangements among our beneficial owners, known to management, which may result in a change in control of our Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of a registered class of our securities to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities). Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of reports provided to us by our officers and directors, we believe that, during the fiscal year ended June 30, 2024, no person required to file reports under Section 16(a) of the Securities Exchange Act of 1934 failed to file such reports on a timely basis during such fiscal year except for the following: a Form 4 for Richard B. Miles due on December 30, 2023 and filed on October 28, 2024 and Form 4s for Wayne M. Coll due on April 2, 2024, July 2, 2024, October 2, 2024 and January 3, 2025 related to the payment of shares in lieu of cash per Mr. Coll’s employment agreement, which was filed on February 11, 2025.

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AUDIT MATTERS

Report of the Audit Committee

The Audit Committee of the Board of Directors currently consists of Joseph P. Pellegrino (Chair), who was appointed to the Audit Committee on March 19, 2025, Peter H. Woodward and Andrew Miclot. Dr. Richard B. Miles, who retired on February 28, 2025 from the Board and the Audit Committee, was also a member of the Audit Committee during fiscal year 2024.

The Audit Committee oversees our financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Stowe & Degon LLC, our independent registered accounting firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board.

In overseeing the preparation of our financial statements, the Committee has had access to our management to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Board that all financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Committee has met with our independent auditors with regard to our audited financial statements for the year ended June 30, 2024. For the year ended June 30, 2024, the Committee and the Board received the independent auditor’s letter and written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

In reliance on the reviews and discussion with management and the independent registered public accounting firm referred to above, and upon the recommendation of the Audit Committee, the Board of Directors approved the inclusion of the audited financial statements in Precision Optic’s Annual Report on Form 10-K for the year ended June 30, 2024, for filing with the SEC. The Board appointed Stowe & Degon LLC to serve as the Company’s independent registered public accounting firm for the year ending June 30, 2025.

Audit Committee

Joseph P. Pellegrino	Peter H. Woodward	Andrew J. Miclot

(Chairman)

Proposal No. 3 – Ratification of the Appointment of Stowe & Degon LLC

The Board has appointed Stowe & Degon LLC as our independent registered public accounting firm for the year ending June 30, 2025. A representative of Stowe & Degon LLC is expected to be present at the 2024 Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. Although shareholder ratification of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of Stowe & Degon LLC to our shareholders for ratification to permit shareholders to participate in this important corporate decision.

Required Vote

Ratification of the appointment of Stowe & Degon LLC requires the affirmative vote of a majority of the votes properly cast upon this proposal. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment. A properly executed proxy marked “ABSTAIN” with respect to this proposal will not be voted and will not be considered a vote cast on the proposal. Because this proposal is a routine proposal on which a broker or other nominee is generally empowered to vote, broker “non-votes” likely will not result from this proposal. Thus, if you are a beneficial owner holding shares through a broker, bank or other holder of record and you do not vote on this Proposal, your broker may cast a vote on your behalf for this proposal. In the event ratification is not obtained, the Board will review its future selection of our independent registered public accounting firm but will not be required to select a different independent registered public accounting firm.

Your Board of Directors recommends a vote FOR the ratification of Stowe & Degon LLC as our independent registered public accounting firm for the year ending June 30, 2025

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Principal Accountant Fees and Services

Stowe & Degon LLC has audited our financial statements since 2008. The aggregate fees billed to us for professional accounting services, including the audit of our annual consolidated financial statements by our independent registered public accounting firm for the years ended June 30, 2024 and 2023, are set forth in the table below.

	Year Ended June 30,
	2024	2023
Audit fees	$144,090	$109,835
Audit Related Fees	0	4,184
Tax fees	11,500	12,699
Other fees	10,430	2,500
Total fees	$166,020	$129,218

For purposes of the preceding table, the professional fees are classified as follows:

Audit Fees. Audit fees for fiscal year 2024 are comprised of fees for professional services performed for the audit of our annual financial statements and review of our quarterly financial statements of $140,000 including direct out-of-pocket expenses in the amount of $4,090. Audit fees for fiscal year 2023 are comprised of fees for professional services performed for the audit of our annual financial statements and review of our quarterly financial statements of $109,835 including direct out-of-pocket expenses in the amount of $0.

Audit-related Fees. Audit-related fees are comprised of fees for assurance and related attestation services that are reasonably related to the performance of the audit of our annual financial statements, or the review thereof, and fees for due diligence services.

Tax Fees: Tax fees for fiscal 2024 and 2023 are comprised of fees for professional services performed with respect to corporate tax compliance, tax return preparation and filing, tax planning and tax advice.

Audit Committee Pre-Approval Policies and Procedures

In consultation with our Chief Financial Officer, the Audit Committee pre-approves all services provided by our independent registered public accounting firm. 100% of the above services and fees were reviewed and approved by the Board of Directors either before or after the respective services were rendered. The Board of Directors has considered the nature and amount of fees billed by Stowe & Degon LLC and believes that the provision of services for activities unrelated to the audit is compatible with maintaining the firm’s independence.

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General Information

Below you will find general information on Shareholder Proposals, “Householding” of Proxy Materials, and more specific instructions on how to vote, which can be found on your proxy voting card.

Shareholder Proposals

There are no shareholder proposals for the 2024 Annual Meeting. If you would like information on submitting a shareholder proposal to be included in the 2025 Proxy Statement and Annual Meeting, please refer to the information below.

How do I submit a Shareholder Proposal to be Included in the Proxy Statement?

You must submit your proposal to our Secretary no later than December 11, 2025 – 120 calendar days before the anniversary of this Proxy Statement publication. This is to comply with Rule 14a-8 under the 1934 Act.

What if the date of the 2025 Annual Meeting is significantly different?

If the date of the Annual Meeting is changed by more than 30 days, the proposal must be submitted to our Secretary by the close of business on the later of:

• 90 days prior to the Annual Meeting, OR

• 7 days following the first public announcement of the Annual Meeting date

Who Presents the Proposal at the Meeting?

The Shareholder proponent, or a representative who is qualified under state law, must appear in person at the 2025 Annual Meeting of Shareholders to present the proposal.

How Should I Send my Proposal?

Please send your proposal to our Secretary at:

Precision Optics Corporation, Inc.
22 East Broadway
Gardner, MA 01440

We strongly suggest that proposals are sent by Certified Mail – Return Receipt Requested.

What Must be Included in My Notice that I send to the Secretary?

1.	A brief description of the proposed business
2.	The text of the proposal
3.	Reasons for conducting the business at the meeting
4.	Name and address (as they appear on our books) of the shareholder proposing such business
5.	The beneficial owner (if any) on whose behalf the proposal is made
6.	Any material interest of the shareholder in such business
7.	Any other information required by proxy proposal submission rules of the SEC

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for us. Under this procedure, multiple shareholders who share the same last name and address will receive only one copy of the annual proxy materials, unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees.

If you wish to opt-out of householding and continue to receive multiple copies of the proxy materials at the same address, you may do so at any time prior to thirty days before the mailing of proxy materials, which will typically be mailed in October of each year for annual meetings held in December, by notifying us in writing at: Secretary, Precision Optics Corporation, Inc., 22 East Broadway, Gardner, MA 01440, or by contacting us at (978) 630-1800. You also may request additional copies of the proxy materials by notifying us in writing at the same address or contacting us at (978) 630-1800, and we will undertake to deliver such additional copies promptly. If you share an address with another shareholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above referenced address or telephone number.

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Other Matters

Your Board of Directors does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions.

Whether or not you intend to be present at the 2024 Annual Meeting, we urge you to submit your signed proxy promptly.

By Order of the Board of Directors.

/s/ Wayne M. Coll
Wayne M. Coll
Chief Financial Officer and Secretary
Gardner, Massachusetts

The Notice of Annual Meeting, Proxy Statement, form of proxy and our 2024 Annual Report on Form 10-K are available at www.proxyvote.com. We will provide copies of our Proxy Statement and our 2024 Annual Report on Form 10-K free of charge upon request. We will also provide copies of exhibits to our 2024 Annual Report on Form 10-K, but may charge a reasonable fee per page to any requesting shareholder. Shareholders may make such requests in writing to Secretary, Precision Optics Corporation, Inc., 22 East Broadway, Gardner, MA 01440. The request must include a representation by the shareholder that as of March 31, 2025, the shareholder was entitled to vote at the 2024 Annual Meeting.

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Appendix A

Proxy Card

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V69602 - P31932 ! ! ! ! ! ! 2. To consider and vote on whether to approve, on an advisory basis, the compensation paid to our Named Executive Officers for the year ending June 30, 2024 3. To ratify the appointment of Stowe & Degon LLC as our independent registered public accounting firm for the year ending June 30, 2025 PRECISION OPTICS CORPORATION, INC. Please sign exactly as your name(s) appear(s) hereon . When signing as attorney, executor, administrator, or other fiduciary, please give full title as such . Joint owners should each sign personally . All holders must sign . If a corporation or partnership, please sign in full corporate or partnership name by authorized officer . The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3 Withhold For 1. Election of Directors: Nominees: ! ! 1a. Peter H. Woodward ! ! 1b. Andrew J. Miclot ! ! 1c. Buell G. Duncan ! ! 1d. Joseph P. Pellegrino, Jr. ! For Against Abstain ! 1e. Joseph N. Forkey PRECISION OPTICS CORPORATION, INC. 22 EAST BROADWAY GARDNER, MA 01440 SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET - www . proxyvote . com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11 : 59 p . m . Eastern Time the day before the cut - off date or meeting date . Follow the instructions to obtain your records and to create an electronic voting instruction form . ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e - mail or the Internet . To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions up until 11 : 59 p . m . Eastern Time the day before the cut - off date or meeting date . Have your proxy card in hand when you call and then follow the instructions . VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 .

V69603 - P31932 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders. The proxy statement and annual report are available at www.proxyvote.com. 2024 Annual Meeting Admission Ticket 2024 Annual Meeting of Precision Optics Corporation, Inc. Shareholders May 20, 2025, 10:00 am EDT DoubleTree By Hilton, Leominster 99 Erdman Way, Leominster, MA 01453 Upon arrival, please present this admission ticket and photo identification at the registration desk. Precision Optics Corporation, Inc . Notice of 2024 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — May 20 , 2025 Joseph N . Forkey and Wayne M . Coll, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Precision Optics Corporation, Inc . to be held on May 20 , 2025 or at any postponement or adjournment thereof . Shares represented by this proxy will be voted by the shareholder . If no such directions are indicated, the Proxies will have authority to vote FOR the election of the nominees for the Board of Directors listed and FOR items 2 and 3 . In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting . (Items to be voted appear on reverse side)

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Thank you for being a shareowner of Precision Optics Corporation, Inc.

Learn more at http://poci.com/